UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2021

STANDARD MOTOR PRODUCTS, INC.
(Exact Name of Registrant as Specified in its Charter)

New York	001-04743	11-1362020
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employee Identification Number)

37-18 Northern Boulevard, Long Island City, New York 11101
(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code:  718-392-0200

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $2.00 per share	SMP	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Amended and Restated 2016 Omnibus Incentive Plan

On May 21, 2021, the shareholders of Standard Motor Products, Inc. (the “Company”) approved an amendment and restatement of the Standard Motor Products, Inc. 2016 Omnibus Incentive Plan (the “Plan”) at the Annual Meeting of Shareholders. The Plan was previously approved by the Board of Directors of the Company, subject to shareholder approval.

The Plan was originally approved by the Company’s shareholders and became effective on May 19, 2016. The Plan shall terminate on May 19, 2026, unless terminated sooner as provided for within the Plan. The Plan permits the grant of nonqualified stock options, incentive stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares, performance units, cash-based awards, and other stock-based awards. The number of shares authorized for issuance under the Plan on its effective date was anticipated to fund awards for a five-year period, and as of December 31, 2020, there were 173,729 shares remaining for issuance thereunder. The amendment and restatement of the Plan (i) increases the number of shares available for issuance thereunder by 950,000 to fund awards for an additional five-year period, (ii) adjusts the number of shares available for issuance to non-employee directors from 250,000 to 300,000, and (iii) revises the Plan in response to changes in applicable federal tax laws. The total number of shares authorized for issuance under the Plan is 2,050,000, which includes the 950,000 shares added to the Plan, as described above.

The Company’s Proxy Statement on Schedule 14A for its 2021 Annual Meeting of Shareholders as filed with the Securities and Exchange Commission on April 21, 2021 includes a copy of the Plan (as amended and restated) and includes a description of the material terms of the Plan under the caption “Proposal No. 2 Approval of the Standard Motor Products, Inc. Amended and Restated 2016 Omnibus Incentive Plan.” The Plan is filed as Exhibit 10.1 to this Form 8-K and is hereby incorporated by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders

On May 21, 2021, the Company held its Annual Meeting of Shareholders. The Company is providing the following information regarding the results of the matters voted on by shareholders at the Annual Meeting:

(a)	Election of nine Directors to serve for the ensuing year and until their successors are elected:

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
John P. Gethin	17,815,755	891,537	2,384,581
Pamela Forbes Lieberman	17,737,702	969,590	2,384,581
Patrick S. McClymont	17,864,175	843,117	2,384,581
Joseph W. McDonnell	17,863,706	843,586	2,384,581
Alisa C. Norris	17,880,225	827,067	2,384,581
Eric P. Sills	18,575,378	131,914	2,384,581
Lawrence I. Sills	17,597,688	1,109,604	2,384,581
William H. Turner	16,984,190	1,723,102	2,384,581
Richard S. Ward	16,858,195	1,849,097	2,384,581

(b)	Approval of the Standard Motor Products, Inc. Amended and Restated 2016 Omnibus Incentive Plan:

Votes For	Votes Against	Abstain	Broker Non-Votes
18,469,123	209,140	29,029	2,384,581

(c)	Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021:

Votes For	Votes Against	Abstain
20,943,002	139,630	9,241

(d)	Approval of a non-binding, advisory resolution on the compensation of the Company’s named executive officers:

Votes For	Votes Against	Abstain	Broker Non-Votes
18,507,281	171,891	28,120	2,384,581

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

10.1
Standard Motor Products, Inc. Amended and Restated 2016 Omnibus Incentive Plan and forms of related award agreements (incorporated by reference to the Company’s Registration Statement on Form S-8 (Registration No. 333-256362), filed on May 21, 2021).

104	Cover Page Interactive Data File--the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STANDARD MOTOR PRODUCTS, INC.

	By:	/s/ Nathan R. Iles
Nathan R. Iles
Chief Financial Officer

Date: May 25, 2021

Exhibit Index

Exhibit No.	Description

10.1
Standard Motor Products, Inc. Amended and Restated 2016 Omnibus Incentive Plan and forms of related award agreements (incorporated by reference to the Company’s Registration Statement on Form S-8 (Registration No. 333-256362), filed on May 21, 2021).

104	Cover Page Interactive Data File--the cover page XBRL tags are embedded within the Inline XBRL document